UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2023, the Board of Directors (the “Board”) of Equity LifeStyle Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “us,” and “our”), amended and restated the Company’s bylaws (the “Fourth Amended and Restated Bylaws”), effective as of such date, to, among other things:

•Implement proxy access to permit an eligible stockholder, or group of up to 20 eligible stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to the lesser of two individuals and 25% of the number of the Company’s directors then serving, provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Fourth Amended and Restated Bylaws;
•Proxy access will first apply with respect to the Company’s 2024 annual meeting of stockholders;
•Update the timing, informational and procedural requirements for a stockholder nominating individuals for election to the Board or proposing other business at a stockholder meeting, including with respect to Rule 14a-19 and requests for a special meeting, and certifications by such stockholder to demonstrate compliance therewith;
•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•Update the “advance notice window” for stockholders to submit director nominations and proposals (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act) to the period beginning 120 days and ending 90 days before the anniversary of the Company’s prior annual meeting of stockholders (subject to adjustment as described in section 12(a)(2)).

The Fourth Amended and Restated Bylaws also include other non-substantive, immaterial, clarifying, conforming and ministerial changes.

In light of the above-described amendments to the Fourth Amended and Restated Bylaws, the “advance notice window” for the 2024 annual meeting will be between December 27, 2023 and January 26, 2024.

The foregoing description of the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01    Other Events
On July 25, 2023, the Board declared a third quarter 2023 dividend of $0.4475 per common share, representing, on an annualized basis, a dividend of $1.79 per common share. The dividend will be paid on October 13, 2023 to stockholders of record at the close of business on September 29, 2023.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment; (ix) our ability to integrate and operate recent acquisitions in accordance with our estimates; (x) our ability to execute expansion/development opportunities in the face of supply chain delays/shortages; (xi) completion of pending transactions in their entirety and on assumed schedule; (xii) our ability to attract and retain property employees, particularly seasonal employees; (xiii) ongoing legal matters and related fees; and (xiv) costs to restore property operations and potential revenue losses following storms or other unplanned events.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 450 properties located predominantly in the United States consisting of 171,706 sites as of July 17, 2023. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.
Item 9.01    Financial Statement and Exhibits
(d) Exhibits
The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

3.1 Equity LifeStyle Properties, Inc. Fourth Amended and Restated Bylaws, effective as of July 25, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: July 27, 2023	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer